Long-term investments	12 Months Ended
Dec. 31, 2025
Disclosure Of Investments Other Than Investments Accounted For Using Equity Method [Abstract]
Long-term investments

5. Long-term investments

As at December 31, 2025, long-term investments comprise a 12.5% equity interest in Prospector Royalty Corp. ("PRC") of $1,486 (C$2,038) (2024: $1,390 (C$2,000)), a private company providing preferred access to a proprietary and digitized royalty database. The arrangement includes a royalty referral and granting opportunities to acquire certain royalties identified by PRC.

As at December 31, 2025, long-term investments also comprise a non-controlling equity interest in Apex of $1,000 (2024: $nil), a private mining royalty company. This equity interest was received as part of the consideration for the disposal of the Company's royalty on the Pilot Mountain tungsten project (note 4).